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                                                                    EXHIBIT 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-3226 of CITGO Petroleum Corporation on Form S-3, of our report dated February 14, 2003 appearing in this Annual Report on Form 10-K of CITGO Petroleum Corporation for the year ended December 31, 2004.

DELOITTE & TOUCHE LLP

Tulsa, Oklahoma
March 29, 2005